UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 8, 2006

EVANS & SUTHERLAND COMPUTER CORPORATION

(Exact name of registrant as specified in its charter)

Utah
(State or other jurisdiction of incorporation)

0-8771	87-0278175
(Commission File Number)	(IRS Employer Identification No.)

600 Komas Drive, Salt Lake City, Utah	84108
(Address of principal executive offices)	(Zip Code)

(801) 588-1000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 8, 2006, Evans & Sutherland Computer Corporation (the “Company”) issued a press release announcing that it had entered into (i) a definitive agreement to sell substantially all of the assets and certain liabilities of its military and commercial simulation businesses and related service operations to Rockwell Collins, Inc.; and (ii) a definitive agreement to acquire all of the outstanding shares of capital stock of Spitz, Inc. from its parent, Transnational Industries, Inc.

The Company’s press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

99.1                           Press release of the Company, dated February 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVANS & SUTHERLAND COMPUTER CORPORATION

	By:	/s/ James R. Oyler
		Name:	James R. Oyler
		Title:	President and Chief Executive Officer
Date: February 8, 2006

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release of Evans & Sutherland Computer Corporation, dated February 8, 2006.